AETNA VARIABLE FUND d/b/a
                           AETNA GROWTH AND INCOME VP


                   This Supplement is dated December 12, 1999


The information in this Supplement for Aetna Variable Fund d/b/a Aetna Growth and Income VP amends the information contained in the Prospectus dated May 3, 1999. This Supplement should be read with the Prospectus.


The following replaces the section entitled "Management of the Fund -- Portfolio Management" on page 7 of the Prospectus:


Kenneth Bragdon, is the lead portfolio manager for Growth and Income. Mr. Bragdon heads a team of investment professionals, each of whom specializes in a particular asset class. Mr. Bragdon has been with the Aetna organization since 1978 and has 28 years of experience in the investment business.















X.AETNA-99-4                                                       December 1999